                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Industrialex Manufacturing Corp. on Form SB-2 of our report dated April 7, 2000 (August 10, 2000 as to Note 8), on the financial statements of Decorative & Coating Services, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 10,2000

                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Industrialex Manufacturing Corp. ("IMC") on Form SB-2 of our report dated April 7, 2000 (August 10, 2000 as to Note 9), on the financial statements of IMC appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Denver, Colorado
August 10,2000